UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2018

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

(864) 963-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On February 1, 2018, KEMET Corporation (the “Company”) issued a News Release announcing preliminary consolidated results for the third fiscal quarter ended December 31, 2017.

A copy of this News Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On February 1, 2018, the Company will host a conference call to discuss financial results for its third fiscal quarter ended December 31, 2017.  The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2.  All of the information in the presentation is presented as of February 1, 2018, and the Company does not assume any obligation to update such information in the future.

The information included in this Form 8-K, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events

On February 1, 2018, (1) the Company issued a News Release that provided information regarding a Chinese Manufacturing Joint Venture, which is filed as Exhibit 99.3, and (2) the Company issued a News Release that provided information regarding its investment in Novasentis, which is filed as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits

(a)                              Not Applicable

(b)                              Not Applicable

(c)                               Not Applicable

(d)                              Exhibits

Exhibit No.	Description of Exhibit

99.1	News Release for December 2017 Quarter Earnings Release, dated February 1, 2018 issued by the Company.

99.2	Slide Package prepared for use in connection with the Company’s earnings conference call to be held on February 1, 2018.

99.3	News Release for Chinese Manufacturing Joint Venture, dated February 1, 2018 issued by the Company

99.4	News Release for Investment in Novasentis, dated February 1, 2018 issued by the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2018	KEMET Corporation

	By:	/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer